CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Robert J. Brault, Chief Financial Officer of Consulting Group Capital Markets Funds – Large Capitalization Value Equity Investments (the “Registrant”), each certify to the best of his knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended August 31, 2006 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Consulting Group Capital Markets Funds -	Consulting Group Capital Markets Funds -
Large Capitalization Value Equity Investments	Large Capitalization Value Equity Investments

/s/ R. Jay Gerken	/s/ Robert J. Brault
R. Jay Gerken	Robert J. Brault
Date: November 9, 2006	Date: November 9, 2006

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Robert J. Brault, Chief Financial Officer of Consulting Group Capital Markets Funds – Large Capitalization Growth Investments (the “Registrant”), each certify to the best of his knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended August 31, 2006 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer Consulting Group Capital Markets Funds - Large Capitalization Growth Investments	Chief Financial Officer Consulting Group Capital Markets Funds- Large Capitalization Growth Investments

/s/ R. Jay Gerken	/s/ Robert J. Brault
R. Jay Gerken	Robert J. Brault
Date: November 9, 2006	Date: November 9, 2006

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Robert J. Brault, Chief Financial Officer of Consulting Group Capital Markets Funds – Small Capitalization Value Equity Investments (the “Registrant”), each certify to the best of his knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended August 31, 2006 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer Consulting Group Capital Markets Funds - Small Capitalization Value Equity Investments	Chief Financial Officer Consulting Group Capital Markets Funds - Small Capitalization Value Equity Investments

/s/ R. Jay Gerken	/s/ Robert J. Brault
R. Jay Gerken	Robert J. Brault
Date: November 9, 2006	Date: November 9, 2006

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Robert J. Brault, Chief Financial Officer of Consulting Group Capital Markets Funds – Small Capitalization Growth Investments (the “Registrant”), each certify to the best of his knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended August 31, 2006 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer Consulting Group Capital Markets Funds - Small Capitalization Growth Investments	Chief Financial Officer Consulting Group Capital Markets Funds - Small Capitalization Growth Investments

/s/ R. Jay Gerken	/s/ Robert J. Brault
R. Jay Gerken	Robert J. Brault
Date: November 9, 2006	Date: November 9, 2006

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Robert J. Brault, Chief Financial Officer of Consulting Group Capital Markets Funds – International Equity Investments (the “Registrant”), each certify to the best of his knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended August 31, 2006 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Consulting Group Capital Markets Funds -	Consulting Group Capital Markets Funds -
International Equity Investments	International Equity Investments

/s/ R. Jay Gerken	/s/ Robert J. Brault
R. Jay Gerken	Robert J. Brault
Date: November 9, 2006	Date: November 9, 2006

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Robert J. Brault, Chief Financial Officer of Consulting Group Capital Markets Funds – Emerging Markets Equity Investments (the “Registrant”), each certify to the best of his knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended August 31, 2006 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Consulting Group Capital Markets Funds -	Consulting Group Capital Markets Funds -
Emerging Markets Equity Investments	Emerging Markets Equity Investments

/s/ R. Jay Gerken	/s/ Robert J. Brault
R. Jay Gerken	Robert J. Brault
Date: November 9, 2006	Date: November 9, 2006

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Robert J. Brault, Chief Financial Officer of Consulting Group Capital Markets Funds – Government Money Investments (the “Registrant”), each certify to the best of his knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended August 31, 2006 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Consulting Group Capital Markets Funds -	Consulting Group Capital Markets Funds -
Government Money Investments	Government Money Investments

/s/ R. Jay Gerken	/s/ Robert J. Brault
R. Jay Gerken	Robert J. Brault
Date: November 9, 2006	Date: November 9, 2006

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Robert J. Brault, Chief Financial Officer of Consulting Group Capital Markets Funds – Core Fixed Income Investments (the “Registrant”), each certify to the best of his knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended August 31, 2006 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer Consulting Group Capital Markets Funds - Core Fixed Income Investments	Chief Financial Officer Consulting Group Capital Markets Funds - Core Fixed Income Investments

/s/ R. Jay Gerken	/s/ Robert J. Brault
R. Jay Gerken	Robert J. Brault
Date: November 9, 2006	Date: November 9, 2006

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Robert J. Brault, Chief Financial Officer of Consulting Group Capital Markets Funds – High Yield Investments (the “Registrant”), each certify to the best of his knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended August 31, 2006 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer Consulting Group Capital Markets Funds - High Yield Investments	Chief Financial Officer Consulting Group Capital Markets Funds - HighYield Investments

/s/ R. Jay Gerken	/s/ Robert J. Brault
R. Jay Gerken	Robert J. Brault
Date: November 9, 2006	Date: November 9, 2006

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Robert J. Brault, Chief Financial Officer of Consulting Group Capital Markets Funds – Municipal Bond Investments (the “Registrant”), each certify to the best of his knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended August 31, 2006 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer Consulting Group Capital Markets Funds - Municipal Bond Investments	Chief Financial Officer Consulting Group Capital Markets Funds - Municipal Bond Investments

/s/ R. Jay Gerken	/s/ Robert J. Brault
R. Jay Gerken	Robert J. Brault
Date: November 9, 2006	Date: November 9, 2006

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Robert J. Brault, Chief Financial Officer of Consulting Group Capital Markets Funds – International Fixed Income Investments (the “Registrant”), each certify to the best of his knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended August 31, 2006 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer Consulting Group Capital Markets Funds - International Fixed Income Investments	Chief Financial Officer Consulting Group Capital Markets Funds - International Fixed Income Investments

/s/ R. Jay Gerken	/s/ Robert J. Brault
R. Jay Gerken	Robert J. Brault
Date: November 9, 2006	Date: November 9, 2006

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.